UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/26/2006

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33033

Kentucky	61-1142247
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2500 Eastpoint Parkway
Louisville, KY 40223
(Address of principal executive offices, including zip code)

502-499-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On October 26, 2006, Porter Bancorp Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and in Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 - Results of Operations and Financial Condition and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.        Description of Exhibit

99.1                Press Release dated October 26, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTER BANCORP, INC.

Date: October 27, 2006	By:	/s/ David B. Pierce
David B. Pierce
Chief Financial Officer